[LOGO]
NEW ENGLAND FUNDS
WHERE THE BEST MINDS MEET

ANNUAL REPORT AND PERFORMANCE UPDATE

NEW ENGLAND
INTERNATIONAL
EQUITY FUND
[ARTWORK APPEARS HERE]
DECEMBER 31, 1995

January 31, 1996

DEAR SHAREHOLDER,
ItOs a real pleasure to present to you the 1995 Annual Report for New England International Equity Fund, containing your portfolio managersO commentaries and complete financial information.

INTERNATIONAL MARKETS LAGGED THE U.S. IN 1995
In 1995 lower interest rates and solid corporate earnings growth propelled the U.S. stock market into record territory. At the same time, most overseas markets lagged the U.S., as a result of continued economic weakness in Europe and the Pacific Rim. The accompanying report from your managers at Draycott provides detailed background on the economic trends which impacted your Fund in 1995.

NEW ENGLAND FUNDS - WHERE THE BEST MINDS MEET
Over this past year we launched our new corporate identity - Where the Best Minds Meet -which we believe reflects the essence of New England Funds. Our unique multiple adviser structure brings together some of the best investment minds in the business. As recent examples, consider New England Star Advisers Fund, managed by four prominent equity advisers, and New England Star Worldwide Fund, a global fund introduced this January which builds off the Star Advisers concept. In addition, last May we launched New England Strategic Income Fund, under the management of Dan Fuss of Loomis Sayles. One of the industryOs most respected managers, Dan Fuss was named 1995Os OBond Fund Manager of the YearO by Morningstar for his past record of accomplishment in fund management at Loomis Sayles.*

* Morningstar is a third party, independent mutual fund rating service.

1995 DALBAR AWARD FOR SERVICE EXCELLENCE
Where the Best Minds Meet also refers to your financial adviser and all the people at New England Funds who provide you with quality service. We are proud to report that in recognition of our ongoing quality initiatives, New England Funds has been named a 1995 Quality Tested Service Seal Winner by DALBAR, an independent mutual fund service rating company. The coveted DALBAR award was given to only seven companies for Oproviding the highest tier of service excellence in the mutual fund industry.O

OUTLOOK FOR 1996
After two years of underperformance, many international markets appear attractive relative to the U.S. at this point. As always, we recommend that you review your asset allocation program with your financial adviser, so that your investments are properly diversified.

We believe you will find your portfolio managersO commentary informative. If you have any questions or comments, please contact your financial adviser or New England Funds directly at 800-225-5478. Also, please contact New England Funds for a prospectus on any of the funds mentioned above. The prospectus details investment objectives and risks, as well as management fees and expenses. You should read it carefully before investing or sending money.


Sincerely,

/S/ Peter S. Voss        /S/Henry L.P. Schmelzer
Peter S. Voss            Henry L.P. Schmelzer
Chairman                 President

NEW ENGLAND INTERNATIONAL EQUITY FUND

INVESTMENT RESULTS THROUGH DECEMBER 31, 1995

Putting Performance into Perspective
The graph comparing your FundOs performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your FundOs total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

A $10,000 INVESTMENT IN CLASS A SHARES
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A shares compared to Morgan Stanley Capital International Europe Australia Far East Index (MSCI
EAFE)(4). The data points from the graph are as follows:

Compared to Morgan Stanley Capital International Europe Australia Far East Index (MSCI EAFE)(4)

New England International Equity Fund - Net Asset Value(1)

Year                   Amount
-----                  ------
12/95                  $14,067
12/94                  $13,298
12/93                  $12,306
12/92                  $9,511
5/21/92                $10,000

New England International Equity Fund - With Maximum Sales Charge(2)

Year                   Amount
-----                  ------
12/95                  $13,258
12/94                  $12,534
12/93                  $11,599
12/92                  $8,964
5/21/92                $9,425

MSCI EAFE(4)

Year                   Amount
-----                  ------
12/95                  $14,930
12/94                  $13,384
12/93                  $12,386
12/92                  $9,317
5/21/92                $10,000

  This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

NEW ENGLAND INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

CLASS A (Inception 5/21/92)  1 YEAR                    SINCE INCEPTION
Net Asset Value(1)                5.78%                9.88%
With Max. Sales Charge(2)        -0.33                 8.10
Lipper International Avg.(5)      9.41                 9.71

CLASS B (Inception 9/13/93)  1 YEAR                    SINCE INCEPTION
Net Asset Value(1)                5.02%                5.49%
With CDSC(3)                      1.02                 4.26
MSCI EAFE(4)                     11.55                 9.10
Lipper International Avg.(5)      9.41                 8.81

CLASS C (Inception 12/30/94) 1 Year
Net Asset Value(1)                5.22%
MSCI EAFE(4)                     11.55
Lipper International Avg.(5)      9.41

CLASS Y (Inception 9/9/93)   1 YEAR                    SINCE INCEPTION
Net Asset Value(1)                6.56%                7.00%
MSCI EAFE(4)                     11.55                 9.10
Lipper International Avg.(5)      9.41                 8.81

     These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors. Share price and return may vary.

NOTES TO CHARTS AND PERFORMANCE UPDATE
1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
2 With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
3 With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares. Class C shares are available only to eligible institutional investors and are not subject to a sales charge.
4 Morgan Stanley Capital International (MSCI) Europe Australia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
5    Lipper  Average  is  an average of the total  return  performance
     (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

NEW ENGLAND INTERNATIONAL EQUITY FUND


[PHOTO]
[PHOTO]

NEW ENGLAND INTERNATIONAL
EQUITY FUND
Portfolio Managers: Nicholas Carn, and Tim Griffen
(pictured);  Gregory  Eckersley, and Nigel Hankin  Draycott  Partners,
Ltd.
Declining interest rates and low inflation characterized the investment climate worldwide in 1995, as European economies began to slow. Despite their slower growth, European markets fared relatively well, while the financial markets of Southeast Asia - which continue to be dominated by increasing inflation and upward pressures on interest rates - provided a sharp contrast. In Japan, the economy remained weak, although there were some signs of renewed growth late in the year.

HOW YOUR FUND PERFORMED
Against this backdrop, your Fund delivered a net asset value return of 5.78% for Class A shares for the twelve months ended December 31, 1995.

HOW WE MANAGED YOUR FUND
Our  investment  goal  over the past year  was  two-fold:   a  gradual
increase in exposure to the Japanese market while maintaining a significant weighting in the United Kingdom.

In  the United Kingdom, economic forces continue to set the stage  for
strong   corporate  earnings  growth,  thereby  providing   attractive
investment opportunities.  Of the

NEW ENGLAND INTERNATIONAL EQUITY FUND

major markets, the British stock market was one of 1995Os top-performers, delivering a return of close to 19% in U.S. dollar terms. British holdings accounted for more than 20% of assets for much of 1995 - a position which helped boost performance.

Our investment policy in Britain over the past twelve months was to shift attention away from export-oriented sectors, which tended to underperform, toward those sectors more related to domestic consumption. We also avoided those sectors related to housing and building construction, which tended to lag. One of our favorite British stocks was Glaxo Wellcome, a drug company that benefited from a combination of growing global drug sales and a significant reduction in operating costs.

In Japan, the economy has now been struggling for more than five years. Real estate prices have fallen, banks have suffered and consumer spending has slowed. Yet, foreign demand for Japanese goods is still strong, resulting in a significant trade surplus and, until this past summer, a rising yen. The surge in the U.S. dollar versus the yen later in 1995 was just one sign that Japanese fiscal and monetary policy is beginning to produce results. In fact, we witnessed what we believed to be an important low for the Japanese stock market this past year, suggesting that a full economic recovery for that country may lie ahead.

NEW ENGLAND INTERNATIONAL EQUITY FUND

Reflecting our bullish view on Japanese equities, we gradually increased our position in Japan over the past twelve months. Japanese holdings now account for over 40% of the portfolio - up from around 25% at mid-year. Sectors we found attractive in Japan included financial services and banking - industries we believe will be the major beneficiaries of the end of deflation in that country.

Over the past twelve months, we continued to emphasize Oblue chipO companies in major non-U.S. markets. An example was Asahi Bank, one of the so-called Japanese city banks. With the company on sound footing and business growing, AsahiOs operating profits are reaching record levels. Another one of our favorites is Takashimaya, a specialty retailer poised to benefit from a rebound in domestic consumption and a further relaxation in JapanOs very strict rules regarding new store openings.

In addition to our weightings in Japan and the United Kingdom, we also sought out opportunities in Spain, Switzerland, Norway, the Netherlands and Germany. We maintained positions in Singapore, Malaysia and Thailand early in the year, but later gradually cut back positions in Southeast Asia given our concerns over interest rates and domestic inflationary pressures.

Finally, we avoided Mexico and the extremely speculative markets of Latin America, a move which helped shelter the Fund from dramatic underperformance in that corner of the world.

OUTLOOK FOR OUR SHAREHOLDERS
International stock markets continue to offer tremendous opportunities for investors who recognize the wisdom of international diversification and are aware of its risks. In fact, given 1995Os sharp gains in domestic markets, foreign markets may represent greater relative value in the near term.

Our emphasis on fundamental research and discovery of undervalued stocks and market situations remain keys to successful investment in 1996. Looking ahead, we expect further drops in interest rates throughout Europe and a continued slowing of European economies, some to near-recessionary levels. On the other hand, we are quite optimistic about Japan. WeOre looking for continued improvement in Japanese financial conditions in the near term, with the potential for a full economic recovery within the next six months.

NEW ENGLAND INTERNATIONAL EQUITY FUND

TOP 5 HOLDINGS AS OF DECEMBER 31, 1995
                                                       PERCENTAGE
COMPANY                                                OF ASSETS
1.   FUJI BANK                                         2.0%
     Most profitable bank in Japan. Third largest in terms of market cap. The Fuji Bank has made notable progress in establishing a state of the art asset liability management system. It has also written off most of its bad debts from the bubble years making it able to aggressively move into new, more profitable niches.

2.   MITSUBISHI BANK                                   1.9%
     Largest bank in Japan by market capitalization. The recent merger with Bank of Tokyo and acquisition of Nippon Credit will result in substantial tax savings for the next several years. This bank has twice the assets of the next largest bank in the world.

3.   SONY CORP.                                        1.9%
     Major consumer electronics maker. Sony has a significant share of the CD - ROM market. Its Playstation video game system is a major hit. 1996 products will include DVD players, flat panel televisions, digital satellite television and digital VCRs.

4.   SUMITOMO BANK                                     1.9%
     Largest  bank  in  the  Osaka area.  Aggressive  in  new  product innovation. The Sumitomo bank will benefit from new deposit products which target offshore investments, one of the bankOs key strengths.

5.   ASAHI BANK                                        1.9%
     Third largest consumer branch network among Japanese city banks. The Asahi bank has been very aggressive in focusing on the medium and small company market. Its consumer financing group is growing faster than any other Japanese bank.

NEW ENGLAND INTERNATIONAL EQUITY FUND

YOUR FUNDOS PORTFOLIO ALLOCATION AS OF 12/31/95
COUNTRY                                           PERCENTAGE OF ASSETS
Japan                                             43.6%
Great Britain                                     22.7%
Germany                                           5.2%
Switzerland                                       4.8%
Spain                                             4.7%
Netherlands                                       4.2%
Italy                                             4.2%
Australia                                         3.7%
Finland                                           1.7%
Norway                                            1.6%
South Korea                                       0.7%
Short-term cash & equivalents                     2.1%

Portfolio composition is subject to change.

NEW ENGLAND INTERNATIONAL EQUITY FUND

GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURNS - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.
INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fundOs portfolio.
CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fundOs portfolio. Capital gains distributions are usually paid once a year.
PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the Omultiple,O the price/earnings ratio gives investors an idea of how much they are paying for a companyOs earning power and is a useful tool for evaluating the costs of different issues.
GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than OvalueO investing.
VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets arenOt fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.
STANDARD & POOROS 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941D1943. It is composed mostly of companies listed on the New York Stock Exchange.

[LOGO]
NEW ENGLAND FUNDS
WHERE THE BEST MINDS MEET

PORTFOLIO COMPOSITION, FINANCIAL STATEMENTS AND HIGHLIGHTS

NEW ENGLAND
INTERNATIONAL
EQUITY FUND

DECEMBER 31, 1995

PORTFOLIO COMPOSITION

Investments as of December 31, 1995

COMMON STOCKS-97.2% OF TOTAL NET ASSETS       SHARES(A)       VALUE(B)

AUSTRALIA3.7%
----------------------------------------------------------------------
Advanced Bank of Australia                      92,600       $741,956
Amcor Ltd.                                      52,450        370,355
Broken Hill Proprietary Co.                     73,850      1,042,924
Coles Myer Ltd.                                 40,000        124,573
CSR Limited                                    266,500        867,601
John Fairfax                                   262,000        545,265
Lend Lease Corp.                                47,600        689,906
Mayne Nickless. Ltd.                           125,950        561,692
National Australia Bank                         89,300        803,129
News Corporation                               158,500        845,867
North, Ltd.                                    280,500        781,831
Normandy Mining, Ltd.                          538,500        780,493
QNI, Ltd.                                      258,296        545,236
WMC, Ltd.                                      163,250      1,048,373
Woolworths, Ltd.                               115,900        279,111
                                                            ----------
                                                            10,028,312
                                                            ----------
FINLAND-1.7%
----------------------------------------------------------------------
Cultor OY                                       40,000      1,655,401
Kymmene Corp.                                   28,000        740,332
Nokia (AB) OY                                   56,800      2,193,958
                                                            ----------
                                                            4,589,691
                                                            ----------
GERMANY-5.2%
----------------------------------------------------------------------
Adidas AG (e)                                   25,150      1,330,697
Hochtief AG                                      7,550      2,047,368
Hugo Boss AG                                     1,265      1,050,272
Mannesmann AG                                   10,951      3,486,456
Siemens AG                                       3,960      2,167,027
SGL Carbon (e)                                  23,000      1,779,715
Veba AG                                         57,100      2,424,113
                                                            ----------
                                                            14,285,648
                                                            ----------
GREAT BRITAIN-22.7%
----------------------------------------------------------------------
ASDA Group                                   1,532,900      2,642,521
BAT Industries                                 338,439      2,980,197
Barclays                                        95,250      1,091,699
Bass                                           214,650      2,395,186
British Aerospace                              213,100      2,633,757
British Airways                                217,400      1,573,356
British Telecommunication                      387,150      2,122,441
British Sky Broadcast                          238,500      1,505,672
Burton Group                                   611,900      1,278,157
Caradon PLC                                    734,630      2,230,473

PORTFOLIO COMPOSITIONCONTINUED

Investments as of December 31, 1995

COMMON STOCKS-(CONTINUED)                     SHARES(A)       VALUE(B)

Great Britain-(continued)
----------------------------------------------------------------------
Compass Group                                  375,284     $2,855,865
Commercial Union                               180,900      1,764,330
Courtaulds                                     299,300      1,889,508
General Electric                               374,450      2,058,632
Glaxo Wellcome                                 261,300      3,713,146
Ladbroke Group                               1,167,500      2,656,294
Lloyds TSB Group                               473,064      2,435,483
Pearson                                        204,700      1,982,147
Pillar Property Investment                     535,450      1,180,834
Prudential Corp.                               185,000      1,190,907
Reed International                             224,410      3,420,693
Shell Transportation & Trading                 134,045      1,772,625
Smithkline Beecham                             241,550      2,663,465
Telewest Communications                        560,000      1,348,035
Thorn EMI                                       97,760      2,302,423
TI Group                                       314,450      2,239,095
Tomkins                                        430,250      1,880,966
United News & Media PLC                        277,150      2,386,432
Williams Holdings                              366,200      1,862,564
                                                           -----------
                                                           62,056,903
                                                           -----------
ITALY-4.2%
----------------------------------------------------------------------
BCA Fideuram Spa                               786,950        909,282
Cartiere Burgo Spa                             195,000        973,081
Credito Italiano                             1,305,000      1,520,189
Edison                                         121,100        521,574
ENI Spa                                        390,000      1,362,928
Olivetti & C Spa                             2,630,000      2,108,140
RAS                                            261,000      1,601,541
Saipem                                         349,750        806,035
Telecom Italia Spa                           1,059,300      1,113,912
Unicem (Union Cem)                             226,800        575,524
                                                            ----------
                                                           11,492,206
                                                            ----------
JAPAN-43.6%
----------------------------------------------------------------------
Asahi Bank                                     404,000      5,086,683
Asahi Glass Co.                                221,000      2,461,501
Bank of Tokyo                                  144,000      2,524,358
Canon, Inc.                                    163,000      2,952,155
Dai Nippon Printing                            200,000      3,389,831
Daiwa Securities                                95,000      1,453,753
East Japan Railway                                 614      2,985,259
Fuji Bank                                      240,000      5,299,758
Honda Motor Co.                                163,000      3,362,615

PORTFOLIO COMPOSITION-CONTINUED

Investments as of December 31, 1995

COMMON STOCKS-(CONTINUED)                     SHARES(A)       VALUE(B)

JAPAN-(CONTINUED)
----------------------------------------------------------------------
Isetan Co.                                     163,000     $2,683,777
Ishikawajima Har                               625,000      2,633,172
Kirin Brewery Co., Ltd.                        163,000      1,926,005
Matsushita Electric Ind.                       240,000      3,905,085
Mitsubishi Bank                                222,000      5,224,794
Mitsubishi Corp.                               192,000      2,361,646
Mitsubishi Chemical                            374,000      1,818,383
Mitsubishi Heavy Industries Ltd.               290,000      2,311,574
Mitsui & Co.                                   221,000      1,939,235
Mitsukoshi                                     394,000      3,701,501
Mitsui Fudosan Co.                             192,000      2,361,646
Nippondenso Co.                                144,000      2,691,719
Nippon Steel Corp.                             864,000      2,962,286
Nippon Tel & Tel CP                                166      1,342,470
Nomura Securities                              174,000      3,791,768
Odakyu Electric Railway                        394,000      2,690,266
Okumura Corp.                                  221,000      2,012,010
Onward Kashiyama                               168,000      2,733,559
Ricoh Co.                                      213,000      2,331,138
Sakura Bank                                    192,000      2,436,029
Sanwa Bank                                     192,000      3,905,085
Sony Corp.                                      86,000      5,155,835
Sumitomo Bank                                  240,000      5,090,557
Sumitomo Marine & Fire Insurance Co.             8,000         65,705
Sumitomo Realty & Development                  336,000      2,375,593
Sumitomo Rubber                                269,000      2,245,792
Takashimaya                                    154,000      2,461,017
Tokai Bank                                     317,000      4,421,114
Toto                                           217,000      3,026,441
Yakult Honsha Co.                              240,000      3,277,482
Yamanouchi Pharmaceutical                      183,000      3,934,722
                                                           -----------
                                                          119,333,319
                                                           -----------
Akzo NV                                         26,100      3,018,732
Fortis Amev NV                                  53,900      3,610,800
Nutricia Ver Bedrj                              15,750      1,273,976
N.V. Koninklijke Sphinx Gustav                  42,600        822,958
Philips Electronics N.V.                        77,400      2,797,532
                                                           -----------
                                                           11,523,998
                                                           -----------

PORTFOLIO COMPOSITION-CONTINUED

Investments as of December 31, 1995

COMMON STOCKS-(CONTINUED)                     SHARES(A)       VALUE(B)

NORWAY-1.6%
----------------------------------------------------------------------
Kvaerner AS                                     26,450      $ 935,381
Norske Skogsindust, B Shares                    83,300      2,301,432
Schibsted AS                                    95,000      1,289,844
                                                          ------------
                                                            4,526,657
                                                          ------------
SOUTH KOREA-0.7%
----------------------------------------------------------------------
Daewoo Electronics                              10,000        110,860
Daewoo Electronics New Shares                      500          5,543
Daewoo Heavy Inds.                              10,000        108,927
LG Chemicals                                     7,000        133,548
LG Electronics, Inc.                            14,000        487,270
Korea Electric Power                            18,700        742,456
Korea First Bank                                27,185        241,800
Ssangyong Cement                                 9,000        251,756
                                                          ------------
                                                            2,082,160
                                                          ------------
SPAIN-4.7%
----------------------------------------------------------------------
Acerinox SA                                     28,083      2,840,712
BCO Santander SA                                54,700      2,746,274
Gas Natural SDG/ SA                             21,300      3,318,796
Sevillana de Electric                          523,100      4,062,326
                                                          ------------
                                                           12,968,108
                                                          ------------
SWITZERLAND-4.8%
----------------------------------------------------------------------
Alusuisse Lonza HD                               3,813      3,021,311
Roche Holdings AG                                  579      4,580,299
Sandoz AG                                        1,500      1,373,212
Zurich Versicherun                              13,597      4,066,723
                                                          ------------
                                                          13,041,545
                                                          ------------
United States-0.1%
KIA Motors Corp.                                 6,000        138,000
                                                          ------------
Total Stocks (Identified Cost $245,004,667)               266,066,547
                                                          ------------
                                                   FACE
SHORT-TERM INVESTMENT-2.1%                       AMOUNT
----------------------------------------------------------------------
-
Repurchase Agreement with Goldman  Sachs
&  Co.  dated  12/29/95 at 5.80%  to  be
repurchased  at  $5,853,770  on  1/02/96
collateralized       by       $4,520,000
U.S.Treasury  Bond 11.75%  due  2/15/01,
with a value of $5,975,440.                  $5,850,000      5,850,000
                                                          ------------
Total Short-Term Investment
  (Identified Cost $5,850,000)                               5,850,000
                                                          ------------

PORTFOLIO COMPOSITION-CONTINUED

Investments as of December 31, 1995

COMMON STOCKS-(CONTINUED)                     SHARES(A)       VALUE(B)

Total Investments-99.3%
  (Identified Cost $250,854,667) (b)                      $271,916,547
Cash, receivables and other assets (d)                       3,586,321
Liabilities                                                (1,576,076)
                                                          ------------
Total Net Assets-100%                                     $273,926,792
                                                          ------------
                                                          ------------

(a)  Ordinary shares unless noted otherwise.
(b)  See Notes 1A and 1B.
(c)  Federal Tax Information: At December 31,
     1995 the net unrealized appreciation on investments based on cost for federal income tax purposes of $252,921,570 was as follows:

     Aggregate  gross unrealized appreciation
     for all investments in which there is an
     excess of value over tax cost                         $24,238,758

     Aggregate  gross unrealized depreciation
     for all investments in which there is an
     excess of tax cost over value                         (5,243,781)
                                                          ------------
     Net unrealized appreciation                           $18,994,977
                                                          ------------
                                                          ------------

     At December 31, 1995, the Fund had a capital loss carryover of approximately $4,837,000 which may be available to offset realized capital gains, if any, to the extent provided by regulations. This amount will expire December 31, 2003. To the extent that these losses are used to offset any future net realized gains, it is unlikely that the gains would be distributed to shareholders since any such distribution may be taxable to shareholders as ordinary income.

(d) IncIuding deposits in foreign denominated currencies with a value of $1,912,069 and a cost of $1,907,510.

(e) Non income producing security.


TEN LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1995 (UNAUDITED)
Banking                   15.7%         Finance                   7.0%
Consumer Basics           10.0          Consumer Durables          6.4
Basic Industries          9.4           Utilities                  5.7
Consumer Non-Durables     7.9           Miscellaneous Industries   4.9
Capital Goods             7.1           Communications             3.4


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995

ASSETS
Investments at value                                     $271,916,547
Cash                                                           29,062
Foreign cash at value                                       1,912,069
Receivable for:
Fund shares sold                                              834,514
Dividends and interest                                        319,640
Foreign taxes                                                 393,128
Prepaid registration expense                                   12,000
Unamortized organization expenses                              85,908
                                                           -----------

                                                           275,502,868

LIABILITIES

Payable for:
Securities purchased                          $371,103
Fund shares redeemed                           423,169
Withholding taxes                               45,261
Dividends declared                              69,673
Accrued expenses:
Management fees                                444,369
Administrative services                         47,967
Deferred trusteesO fees                          2,848
Accounting and administrative                    3,687
Other expenses                                 167,999
                                              ---------
                                                            1,576,076
                                                           -----------
NET ASSETS                                                $273,926,792
                                                          ===========

Net Assets consist of:
Capital paid in                                          $259,734,077
Undistributed net investment income                             20,518
Accumulated net realized losses                            (6,903,798)
Unrealized appreciation on investments and
foreign currency transactions                              21,075,995
                                                          ------------
NET ASSETS                                                $273,926,792
                                                          ============
Computation of net asset value and
offering price:
Net asset value and redemption price
of Class A shares ($136,847,721
divided by 8,483,936 shares of
beneficial interest)                                           $16.13
                                                                ======
Offering price per share (100/94.25 of $16.13)                 $17.11*
                                                               =======
Net asset value and offering price of
Class B shares ($52,894,577
divided by 3,320,238 of beneficial
interest)                                                     $15.93**
                                                              ========
Net asset value and offering price
of Class C shares
($1,065,933 divided by
66,760 shares of beneficial interest)                          $15.96
                                                              ========
Net asset value and offering price
of Class Y shares  ($83,118,561
divided by 5,113,937 shares of beneficial
interest)                                                      $16.25
                                                              ========
Identified cost of investments                            $250,854,667
                                                          ============

* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess ofthese amounts.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


STATEMENT OF OPERATIONS


Year Ended December 31, 1995

INVESTMENT INCOME
DIVIDENDS                                               $(5,471,877(a)
INTEREST                                                     1,315,452
                                                        --------------
                                                            6,787,329
EXPENSES:
Management fees                              $2,025,005
Service fees-Class A                            346,710
Service and distribution fees-Class B           476,345
Service and distribution fees-Class C             5,831
TrusteesO fees and expenses                      21,657
Administrative Services                        221,784
Accounting and administrative                   49,248
Custodian                                      591,008
Transfer agent                                 628,297
Audit and tax services                          50,000
Legal                                           20,597
Printing                                        65,792
Registration                                    74,291
Amortization of organization expenses           40,281
Miscellaneous                                   11,235
                                             ----------
Total expenses                                4,628,081
Less expenses waived by the investment
 adviser and distributor                      (298,018)      4,330,063
                                             ----------      ---------
Net investment income                                       2,457,266
REALIZED and UNREALIZED GAIN (LOSS)
on INVESTMENTS and FOREIGN CURRENCY
TRANSACTIONS
Realized loss on:
Investments-net                             (6,647,130)
Foreign currency transactions-net             2,516,764
                                           -----------
Total realized loss on investments and
   foreign currency transactions            (4,130,366)
                                            -----------
Unrealized appreciation on:
Investments-net                             17,048,096
Foreign currency transactions-net                7,594
                                            -----------
Total unrealized appreciation
   on investments and foreign currency
transactions                                 17,055,690
Net gain on investment transactions                         12,925,324
                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $15,382,590
                                                          ===========

(a)Net of foreign taxes of: $758,742.                 .


STATEMENT OF CHANGES IN NET ASSETS


                                             YEAR ENDED     YEAR ENDED
                                           DECEMBER 31,   DECEMBER 31,
                                                   1994           1995
                                           ------------   ------------
FROM OPERATIONS
Net investment income                       $EEEE41,032     $2,457,266
Net realized gain (loss) on investments and
foreign currency transactions                12,371,111    (4,130,366)
Unrealized appreciation (depreciation) on
investments and foreign currency transactions(1,441,842)    17,055,690
                                           ------------   ------------
Increase in net assets from operations       10,970,301     15,382,590
                                           ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A                                               0    (2,225,716)
Class B                                               0      (615,923)
Class C                                               0       (12,203)
Class Y                                               0    (2,045,868)
Net realized gain on investments
Class A                                     (4,777,693)              0
Class B                                     (1,391,363)              0
Class C                                               0              0
Class Y                                     (1,860,000)              0
Paid-in Capital
Class A                                        (51,433)              0
Class B                                        (14,978)              0
Class C                                               0              0
Class Y                                        (20,026)              0
                                           ------------   ------------
                                            (8,115,493)    (4,899,710)
Increase in net assets derived from capital
share transactions                          141,104,378    22,364,784
                                           ------------   ------------
Total increase in net assets               143,959,186      32,847,664
NET ASSETS
Beginning of the year                        97,119,942   241,079,128
                                           ------------   ------------
End of the year                           $241,079,128    $273,926,792
                                           ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME
Beginning of the year                                $0             $0
                                           ============   ============
End of the year                                      $0       $E20,518
                                           ============   ============


FINANCIAL HIGHLIGHTS


                                      CLASS A
                                   MAY 21 (A)
                                      THROUGH
                                 DECEMBER 31,  YEAR ENDED DECEMBER 31,
                                 ------------  -----------------------
                                         1992   1993     1994     1995
                                         ----   ----     ----     ----
NET ASSET VALUE, BEGINNING OF
PERIOD                                  12.50 $11.80   $14.85   $15.50
                                        -----  -----    -----    -----
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.01   0.11     0.00     0.27
Net Realized and Unrealized Gain
(Loss) on Investments                  (0.63)   3.37     1.19     0.63
                                        -----  -----    -----    -----
Total From Investment Operations       (0.62)   3.48     1.19     0.90
                                        -----  -----    -----    -----
Less Distributions (d)
Dividends From Net Investment
Income                                 (0.01) (0.11)     0.00   (0.27)
Distributions From Net Realized
Capital Gains                            0.00 (0.32)   (0.53)     0.00
Distributions From Paid-in Capital     (0.07)   0.00   (0.01)     0.00
                                        -----  -----    -----    -----
Total Distributions                    (0.08) (0.43)   (0.54)   (0.27)
                                        -----  -----    -----    -----
Net Asset Value, End of Period         $11.80 $14.85   $15.50   $16.13
                                       ====== ======   ======   ======
Total Return (%)                     (5.0)(c)   29.4      8.1      5.8
Ratio of Operating Expenses to
Average
Net Assets (%)(e)                     1.50(b)   1.60     1.75     1.75
Ratio of Net Investment Income to
Average
Net Assets (%)                        0.10(b)   0.24     0.01     1.24
Portfolio Turnover Rate (%)                62    101      123      119
Net Assets, End of Period (000)       $21,731$80,937 $142,917 $136,848

(a)  Commencement of Operations.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.
(d)  See Note 1e.
(e)  The ratio of operating expenses
     to average net assets without
     giving effect to the voluntary
     expense limitations described
     in Note 4 to the Financial
     Statements would have been (%)   2.89(b)   2.16     1.79     1.83

                                          CLASS B              CLASS C
                         ------------------------      ---------------
                         SEPTEMBER 13(A)     YEAR       YEAR      YEAR
                                 THROUGH     ENDED     ENDED     ENDED
                                 DEC. 31   DEC. 31   DEC. 31   DEC. 31
                                    1993      1994      1995      1995
                                    ----      ----      ----      ----
NET ASSET VALUE,
Beginning of Period               $15.19    $14.81    $15.35    $15.35
                                  ------    ------    ------    ------
INCOME FROM INVESTMENT
Operations
Net Investment Income               0.12      0.00      0.19      0.19
Net Realized and
Unrealized Gain (Loss)
on Investments                    (0.06)      1.08      0.58      0.61
                                  ------    ------    ------    ------
Total From Investment
Operations                          0.06      1.08      0.77      0.80
                                  ------    ------    ------    ------
Less Distributions (d)
Dividends From Net
Investment Income                 (0.12)      0.00    (0.19)    (0.19)
Distributions From Net Realized
Capital Gains                     (0.32)    (0.53)      0.00      0.00
Distributions From Paid-in
Capital                             0.00    (0.01)      0.00      0.00
                                  ------    ------    ------    ------
Total Distributions               (0.44)    (0.54)    (0.19)    (0.19)
                                  ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD    $14.81    $15.35    $15.93    $15.96
                                  ======    ======    ======    ======
TOTAL RETURN (%)                  0.3(C)       7.3       5.0       5.2
RATIO OF OPERATING EXPENSES
 TO AVERAGE NET ASSETS (%)(E)    2.50(B)      2.50      2.50      2.50
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS (%)      (1.69)(b)    (0.74)      0.49      0.49
Portfolio Turnover Rate (%)       101(c)       123       119       119
NET ASSETS, END OF PERIOD (000)   $9,176   $41,601   $52,895    $1,066

(a) Commencement of Operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) See Note 1e.
(e) The ratio of operating expenses to average
net assets without giving effect to the
voluntary expense limitations described in
Note 4 to the Financial Statements would
have been (%)                    3.36(b)      2.54      2.58      2.58

                                                  CLASS Y
                                      --------------------------------
                                        SEPTEMBER 9(A)  YEAR      YEAR
                                           THROUGH     ENDED     ENDED
                                          DEC. 31,  DEC. 31,  DEC. 31,
                                              1993      1994      1995
                                              ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD        $15.19     $14.86   $15.64
                                            ------     ------   ------
Income From Investment Operations
Net Investment Income                         0.13     0.00       0.42
Net Realized and Unrealized Gain (Loss)
on Investments                              (0.01)     1.32       0.60
                                            ------     ------   ------
Total From Investment Operations              0.12     1.32       1.02
Less Distributions (d)
Dividends From Net Investment Income        (0.13)     0.00     (0.41)
Distributions From Net Realized
Capital Gains                               (0.32)     (0.53)     0.00
Distributions From Paid-in Capital            0.00     (0.01)     0.00
                                            ------     ------   ------
Total Distributions                         (0.45)     (0.54)   (0.41)
                                            ------     ------   ------
NET ASSET VALUE, END OF PERIOD              $14.86     $15.64   $16.25
                                            ======     ======   ======
Total Return (%)                            0.7(c)       8.9       6.6
Ratio of Operating Expenses  to Average
Net Assets (%)(e)                          1.00(b)      1.00      1.00
Ratio of Net Investment Income to Average
Net Assets (%)                             0.33(b)      0.76      1.49
Portfolio Turnover Rate (%)                 101(c)       123       119
Net Assets, End of Period (000)             $7,006   $56,561   $83,119

(a) Commencement of Operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) See Note 1e.
(e)  The ratio of operating expenses to
     average net assets without giving
     effect to the voluntary expense
     limitations described in Note 4 to
     the Financial Statements would have
     been (%)                              1.35(b)      1.04      1.21

NOTES TO FINANCIAL STATEMENTS

December 31, 1995

1.The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the OTrustO), and is registered under the Investment Company Act of 1940, as amended, (the O1940 ActO) as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a OFundO).

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993, of Class C shares on December 30, 1994 and of its Class Y shares on September 9, 1993. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION.Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value.

December 31, 1995

B.SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME.Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C.FOREIGN CURRENCY TRANSLATION.The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the FundOs books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS.The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fundOs currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fundOs investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fundOs Statement of Assets and Liabilities. The U.S. dollar value of the currencies the fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption OForward Foreign Currency Contracts.O This amount represents the aggregate exposure to each currency each fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparts do not perform under the contractsO terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

December 31, 1995

D.FEDERAL INCOME TAXES.The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E.DIVIDENDS   AND   DISTRIBUTIONS   TO   SHAREHOLDERS.Dividends    and
distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the foreign currency component on the sale of securities for book and tax purposes.

F.REPURCHASE AGREEMENTS.The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the FundOs policy that the market value of the collateral be at least equal to 100% of the repurchase price. The adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolioOs ability to dispose of the underlying securities.

G.ORGANIZATION EXPENSE.Costs incurred in fiscal 1992 in connection with the FundOs organization and registration, amounting to approximately $178,500 in the aggregate, were paid by the Fund and are being amortized by the Fund based on projected annual average net assets over 60 months.

2.PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1995 were $327,514,994 and $273,542,361, respectively.

There were no transactions in forward currency contracts by the Fund for the year ended December 31, 1995.

3A.MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.During the year ended December 31, 1995, the Fund incurred management fees payable to its investment adviser, Draycott Partners, Ltd. (ODraycottO). Certain officers and directors of the adviser are also officers or trustees of the Fund. Draycott Partners, Ltd. is a wholly owned subsidiary of New England Investment Companies, L.P. (ONEICO), which is a majority owned subsidiary of New England Mutual Life Insurance Company. The management agreement for the Fund in effect during the year ended December 31, 1995 provided for fees as set forth below:

December 31, 1995

FEES EARNED    ANNUAL PERCENTAGE RATE    ANNUAL NET ASSET VALUE LEVELS
$2,025,005(a)  0.800%                    the first $200 million
               0.750%                    the next $300 million
               0.700%                    the excess over $500 million

(a) Before reduction due to voluntary expense limitation. See Note 4.

Effective January 1, 1996, New England Funds Managment, L.P. became the adviser for the Fund with the aforementioned adviser being retained as the FundOs sub-adviser.

B.ACCOUNTING AND ADMINISTRATIVE EXPENSE.New England Funds, L.P. (ONew England FundsO), the FundOs distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England FundsO expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1995, these expenses amounted to $49,248 and are shown separately in the financial statements as accounting and administrative.

C.TRANSFER AGENT FEES.New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1995 the Fund paid New England Funds $463,295 as compensation for its services in that capacity.

D.ADMINISTRATIVE SERVICES FEE.New England Funds provides the Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services pursuant to an Administrative Services Agreement. Under this Agreement the Fund pays New England Funds a fee at the annual rate of 0.10% of the Class A shares, Class B and Class C shares average daily net assets and 0.05% of the Class Y shares average daily net assets. New England Funds waived $29,418 of its $221,784 fee for the year ended December 31, 1995. See Note 4.

E.SERVICE AND DISTRIBUTION FEES.Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the FundOs Class A shares (the OClass A PlanO) and Service and Distribution Plans relating to the FundOs Class B and Class C shares (the OClass B and Class C PlansO).

December 31, 1995

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the FundOs Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds ) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid New England Funds $346,710 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1995 is $514,256.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the FundOs Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1995, the Fund paid New England Funds $119,086 and $1,458 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the FundOs Class B and Class C shares, as compensation for services provided and expenses
(including  certain  payments  to  securities  dealers,  who  may   be
affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1995, the Fund paid New England Funds $357,259 and $4,373 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1995 amounted to $802,989.

December 31, 1995

F.TRUSTEES FEES AND EXPENSES.The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Draycott, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee was compensated by the Fund as follows:

Annual Retainer                                        $2,400
Meeting Fee                                            $125/meeting
Committee Meeting Fee                                  $75/meeting
Committee Chairman Retainer                            $125/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS.Commencing May 21, 1992, Draycott and New England Funds had voluntarily agreed to reduce their fees and, if necessary, to assume expenses of the Fund in order to limit the FundOs expenses to an annual rate of 1.50% of the FundOs average daily net assets. On October 1, 1993, this limitation was changed to 1.75% of the FundOs Class A average net assets, 2.50% of Classes B and C average net assets and 1.00% of Class Y average net assets, until further notice to the Fund. As a result of the FundOs expenses exceeding the voluntary expense limitation during the year ended
December 31, 1995, Draycott waived $268,600 of its $2,025,005 management fee and New England Funds waived $29,418 of its $221,784 administrative services fee.

5.CONCENTRATION OF CREDIT.The Fund had the following geographic concentration in excess of 10% of its total net assets at December 31, 1995: Japan 44% and Great Britain, 23%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

6.CAPITAL SHARES.At December 31, 1995 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

December 31, 1995


                                   YEAR ENDED              YEAR ENDED
                            DECEMBER 31, 1994        DECEMBER 31, 1995
                     ------------------------        -----------------
CLASS A                  SHARES        AMOUNT     SHARES        AMOUNT
                         ------        ------     ------        ------
Shares sold           8,028,381  $127,448,427  2,215,430   $34,501,158
Shares issued in
connection with the
reinvestment of:Dividends
from net investmentincome     0             0    132,647     2,128,983
Distributions from net
realized gain           301,199     4,629,426          0             0
                     ----------  ------------ ----------   -----------
                      8,329,580   132,077,853  2,348,077    36,630,141
Shares repurchased  (4,560,453)  (73,923,383)(3,084,715)  (48,156,416)
                    -----------  ------------ ----------   -----------
Net increase
(decrease)            3,769,127   $58,154,470  (736,638) ($11,526,275)
                    ===========   ===========  =========  ============

                                   YEAR ENDED              YEAR ENDED
                            DECEMBER 31, 1994        DECEMBER 31, 1995
                     ------------------------        -----------------
CLASS B                  SHARES        AMOUNT     SHARES        AMOUNT
                         ------        ------     ------        ------
Shares sold           2,145,234   $33,992,222  1,152,458   $17,743,605
Shares issued in
connection with
the reinvestment of:
Dividends from net
investment income             0             0     35,549       563,445
Distributions from net
realized gain            84,864     1,292,476          0             0
                      ---------  ------------ ----------   -----------

                      2,230,098    35,284,698  1,188,007    18,307,050
Shares repurchased    (140,211)   (2,223,403)  (577,306)   (8,944,580)
                      ---------  ------------ ----------   -----------
Net increase          2,089,887   $33,061,295    610,701    $9,362,470
                      =========   ===========   ========   ===========

< /TABLE>


NOTES TO FINANCIAL STATEMENTS-CONTINUED

December 31, 1995



                                                           YEAR ENDED
                                                     DECEMBER 31, 1995
                                                     -----------------
CLASS C                                           SHARES        AMOUNT
                                                  ------       -------
Shares sold                                       74,361    $1,142,301
Shares issued in connection with
the reinvestment of:
Dividends from net investment income                 730        11,593
                                                 -------     ---------
                                                  75,091     1,153,894
Shares repurchased                               (8,331)     (130,582)
                                                 -------     ---------
Net increase                                      66,760    $1,023,312
                                                 =======     =========


                                   YEAR ENDED              YEAR ENDED
                            DECEMBER 31, 1994        DECEMBER 31, 1995
                        ---------------------        -----------------
CLASS Y                  SHARES        AMOUNT     SHARES        AMOUNT
                         ------        ------     ------       -------
Shares sold           3,116,858   $49,510,853  2,118,793   $33,408,749
Shares issued in
connection with
the reinvestment of:
Dividends from net
investmentincome              0             0    126,522     2,045,868
Distributions from net
realized gain           121,214     1,880,023          0             0
                     ----------    ----------  ---------    ----------
                      3,238,072    51,390,876  2,245,315    35,454,617
Shares repurchased     (92,855)   (1,502,263)  (748,198)  (11,949,340)
                     ----------    ----------  ---------    ----------
Net increase          3,145,217   $49,888,613  1,497,117   $23,505,277
                     ==========    ==========  =========   ===========
Increase derived from
capital shares
transactions          9,004,231  $141,104,378  1,437,940   $22,364,784
                     ==========    ==========  =========   ===========

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of NEW ENGLAND INTERNATIONAL
EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England International Equity Fund (the OFundO) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as Ofinancial statementsO) are the responsibility of the FundOs management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1996

SHAREHOLDER MEETING

At a special shareholdersO meeting held on December 28, 1995, shareholders of the International Equity Fund voted for the following proposals:

                           VOTED FOR         VOTED    ABSTAINED       BROKER
                                           AGAINST        VOTES    NON-VOTES      TOTAL VOTES
1.                          To approve new
  investment advisory
  arrangement to be
  effective upon
  the merger of New
  England Mutual Life
  Insurance Company
  into Metropolitan
  Life Insurance
  Company, such
  arrangement to be
  substantially identical
  to the investment
  advisory arrangements
  in effect for the Fund
  immediately prior
  to such merger.            10,080,669.335 117,647.629 195,622.612            10,393,939.576
                             ============== =========== ===========
2.                        To approve a new
  Advisory Agreement
  between the Fund and
  New England Funds
  Management, L.P.
  (ONEFMO)                    9,939,566.000 150,273.715 204,670.861 99,429.000 10,393,939.576
                              ============= =========== =========== ==========
3.                    To approve a related
  Sub-Advisory
  Agreement between
  NEFM and Draycott
  Partners, Ltd.
  (ODraycottO), the
  FundOs current
  investment adviser,
  to be effective
  upon the sale of
  Draycott to Cursitor
  Holdings Ltd. U.KRINTED
AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OSee accompanying notes to financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points, leaders and similar graphic symbols are omitted.

(7)  Page numbering is different.

